Exhibit 10.1

STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT is made as of the 2nd day of December, 2003, by and among AMERICAN ACCESS TECHNOLOGIES, INC., a Florida corporation (the “Company”) and AROUND THE CLOCK PARTNERS, LP, a Delaware limited partnership (the “Investor.”)

1. Purchase and Sale of Common Stock.

1.1 Sale and Issuance of Common Stock. Subject to the terms and conditions of this Agreement, Investor agrees to purchase and the Company agrees to sell and issue to Investor 365,286 shares of the Company’s Common Stock for the purchase price of $370,000 at the closings as set forth below. The shares of Common Stock to be sold pursuant to this Agreement are collectively referred to herein as the “Shares.”

1.2 Initial Closing. The purchase and sale of the Shares shall take place at the offices of the Company at 10:30 a.m., on December 3, 2003 or at such other time and place as the Company and Investor agree upon in writing (which time and place are designated as the “Initial Closing”). At the Initial Closing the Company shall deliver to Investor a certificate or certificates representing 143,000 of the Shares that the Investor is purchasing against payment of $130,000 by wire transfer of immediately available funds to the to the account or accounts of the Company previously specified by the Company to Investor.

1.3 First Additional Closing. The closing of the issuance of the next 112,000 shares (the “First Additional Closing”) shall take place at the time and location specified in paragraph 1.2 above, on the day (the “First Additional Closing Date”) which is the two (2) business days following action by the Securities and Exchange Commission (the “Commission”) declaring effective the registration statement to be filed by the Company pursuant to Section 7.1 hereof (the “Registration Statement”) which shall not be sooner than 45 days following the Initial Closing, or at such earlier date as Investor specifies in a written notice to the Company. At the First Additional Closing, Purchaser shall pay $120,000 to the Company by wire transfer of immediately available funds to the account or accounts of the Company previously specified by the Company to Investor, and the Company shall deliver to Investor certificates representing the 112,000 Shares, registered in the name of Investor.

1.4 Second Additional Closing. The closing of the issuance of the next 110,286 shares (the “Second Additional Closing”) which is ten (10) business days following action by the Securities and Exchange Commission (the “Commission”) declaring effective the registration statement to be filed by the Company pursuant to Section 7.1 hereof (the “Registration Statement”) which shall not be sooner than 45 days following the Initial Closing, or at such earlier date as Investor specifies in writing to the Company. At the Second Additional Closing, Investor shall pay $120,000 to the Company by wire transfer of immediately available funds to the account or accounts of the Company previously specified by the Company to Investor, and the Company shall deliver to Investor certificates representing the 110,286 Shares, registered in the name of Investor.

2. Representations and Warranties of the Company.

Except as set forth in the SEC Reports as herein defined, the Company hereby represents and warrants as follows:

2.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida and has all requisite corporate power and authority to carry on its business as currently conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties. True and accurate copies of the Company’s Articles of Incorporation and Bylaws, each as amended and in effect at the Closing, have been delivered to the special counsel to the Investors.

2.2 Capitalization. On the date of this Agreement, the authorized common stock of the Company consists of 30,000,000 shares of Common Stock, $.001 par value (“Common Stock”), of which 6,143,129 shares are issued and outstanding and 1,000,000 shares of Preferred Stock, $.001 par value (“Preferred Stock”) of which none is issued and outstanding. The Company has reserved approximately 7,000,000 shares of Common Stock for issuance upon exercise of options and warrants granted and outstanding as of the date of this Agreement. Other than the shares reserved for issuance described in this paragraph, there are no outstanding rights, options, warrants, preemptive rights, convertible securities, rights of first refusal or similar rights for the purchase or acquisition from the Company of any securities of the Company. The Company may issue shares in connection with compensation plans, acquisition of assets and similar transactions from time to time. All outstanding shares have been issued in compliance with applicable state and federal securities laws.

2.3 Subsidiaries. The Company does not presently own or control, directly or indirectly, any interest in any other corporation, association, or other business entity other than the following subsidiaries, each of which is wholly owned by the Company:

Omega Metals, Inc.

Zonecabling.com, Inc.

The Company is not a participant in any joint venture, partnership, or similar arrangement.

2.4 Authorization. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement, and the performance of all obligations of the Company hereunder and thereunder, and the authorization, issuance, sale and delivery of the Shares being sold hereunder has been taken or will be taken prior to the Closing, and this Agreement, constitutes valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, subject to: (i) judicial principles limiting the availability of specific performance, injunctive relief, and other equitable remedies; (ii) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect generally relating to or affecting creditors’ rights; and (iii) limitations on the enforceability of the indemnification provisions herein.

2.5 Valid Issuance of Common Stock. The Shares that are being purchased by the Investor hereunder, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid, and nonassessable, and will be free of restrictions on transfer directly or indirectly created by the Company other than restrictions on transfer under this Agreement and under applicable state and federal securities laws.

2.6 Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the offer, sale or issuance of the Shares or the consummation of any other transaction contemplated hereby, except for the following: (i) the filing of such notices as may be required under the Securities Act of 1933, as amended (the “Securities Act”); and (ii) the compliance with any other applicable state securities laws, which compliance will have occurred within the appropriate time periods therefor. Based in part on the representations of the Investor set forth in Section 3 below, the offer, sale and issuance of the Shares in conformity with the terms of this Agreement are exempt from the registration requirements of Section 5 of the Securities Act and from any similar requirement under any applicable state.

2.7 Litigation. The Company’s material litigation is set forth the SEC Reports. There is no action, suit, proceeding or investigation pending or, to the best of the Company’s knowledge, currently threatened before any court, administrative agency or other governmental body against the Company which questions the validity of this Agreement, or the right of the Company to enter into this Agreement, or to consummate the transactions contemplated hereby, or which would be reasonably likely to result, either individually or in the aggregate, in any material adverse change in the condition (financial or otherwise), business, property, assets or liabilities of the Company. The foregoing includes, without limitation, actions, suits, proceedings or investigations pending or, to the best knowledge of the Company, threatened (or any basis therefor known to the Company). The Company is not a party or subject to, and none of its assets is bound by, the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality which would be reasonably likely to have a material adverse effect on the Company.

2.8 Employees. To the best knowledge of the Company, no officer or key employee is in violation of any current or prior employee contract or proprietary information agreement. No employees of the Company are represented by any labor union or covered by any collective bargaining agreement. There is no pending or, to the best of the Company’s knowledge, threatened labor dispute involving the Company and any group of its employees.

2.9 Patents and Trademarks. The Company has sufficient title to and ownership of all trade secrets, and, to its knowledge, copyrights, information, proprietary rights and processes,

patents, trademarks, service marks and trade names necessary for its business as now conducted without any material conflict with or infringement of the rights of others. Except for the Company’s agreement with Chatsworth Products, Inc., there are no material outstanding options, licenses, or agreements of any kind relating to the foregoing, nor is the Company bound by or a party to any material options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes of any other person or entity. The Company has not received any written, or to its knowledge, oral communications alleging that the Company has violated or, by conducting its business as proposed, would violate any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity. To the Company’s knowledge, none of the Company’s employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of his or her best efforts to promote the interests of the Company or that would conflict with the Company’s business.

2.10 Compliance with Other Instruments. The Company is not in violation or default of any provision of its Articles of Incorporation or Bylaws, each as amended and in effect on and as of the Closing. The Company is not in violation or default of any material provision of any instrument, mortgage, deed of trust, loan, contract, commitment, judgment, decree, order or obligation to which it is a party or by which it or any of its properties or assets are bound which would materially adversely affect the condition (financial or otherwise), business, property, assets or liabilities of the Company or, to the best of its knowledge, of any provision of any federal, state or local statute, rule or governmental regulation which would materially adversely affect the condition (financial or otherwise), business, property, assets or liabilities of the Company. The execution, delivery and performance of and compliance with this Agreement, and the issuance and sale of the Shares, will not result in any such violation, be in conflict with or constitute, with or without the passage of time or giving of notice, a default under any such provision, require any consent or waiver under any such provision (other than any consents or waivers that have been obtained), or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company pursuant to any such provision.

2.11 Permits. The Company has all franchises, permits, licenses, and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could reasonably be expected to materially and adversely affect the business, properties, prospects, or financial condition of the Company, and the Company believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as planned to be conducted. The Company is not in default in any material respect under any of such franchises, permits, licenses, or other similar authority.

2.12 Environmental and Safety Laws. To the best of its knowledge, the Company is not in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, and to the best of its knowledge, no material additional expenditures are or will be required in order to comply with any such existing statute, law or regulation,

2.13 Disclosure. No representation, warranty or statement by the Company in this Agreement, or in any written statement or certificate furnished to the Investor pursuant to this Agreement, contains any untrue statement of a material fact or, when taken together, omits to state a material fact necessary to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. However, as to any projections furnished to the Investor, such projections were prepared in good faith by the Company, but the Company makes no representation or warranty that it will be able to achieve such projections.

2.14 Title to Property and Assets. Except as set forth in the SEC Reports, the Company has good and marketable title to all of its properties and assets free and clear of all mortgages, liens and encumbrances, except liens for current taxes and assessments not yet due and possible minor liens and encumbrances which do not, in any case, in the aggregate, materially detract from the value of the property subject thereto or materially impair the operations of the Company. With respect to the property and assets it leases, the Company is in compliance with such leases and, to the best of its knowledge, holds a valid leasehold interest free of all liens, claims or encumbrances. The Company’s properties and assets are in good condition and repair in all material respects.

2.15 SEC Reports; Financial Statements. The Company has filed all required forms, reports and documents with the SEC since December 31, 2002 (collectively, the “SEC Reports”), each of which has complied with applicable requirements of the Securities Act and the Securities Exchange Act of 1934 (the “Exchange Act”). As of their respective dates, none of the SEC Reports, including, without limitation, any financial statements or schedules included therein, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The audited consolidated financial statements and unaudited consolidated interim financial statements of the Company included in the SEC Reports fairly present, in conformity with generally accepted accounting principles applied on a consistent basis (except as may be indicated in the notes thereto), the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and their consolidated results of operations and cash flows for the periods then ended (subject to normal year-end adjustments in the case of any unaudited interim financial statements).

Except as reflected or reserved against in the latest consolidated balance sheet of the Company included in the SEC Reports (the “latest balance sheet”), the Company and its subsidiaries have no liabilities of any nature (whether arising out of contract, tort, statute or otherwise and whether direct or indirect, accrued, matured or unmatured, asserted or unasserted, absolute, contingent or otherwise) which would be required to be reflected on a balance sheet prepared in accordance with generally accepted accounting principles (all of such liabilities being collectively referred to as “Liabilities”), except for liabilities incurred in the ordinary course of business since the date of the latest balance sheet which would not, individually or in the aggregate, have a material adverse effect on the Company.

2.16 Agreements; Action.

(a) Except as set forth in the SEC Reports and the agreements described herein, there are no agreements, understandings or proposed transactions between the Company and any of its officers, directors, affiliates, or any affiliate thereof.

(b) There are no agreements, understandings, instruments, contracts, proposed transactions, judgments, orders, writs or decrees to which the Company is a party or by which it is bound that may involve (i) obligations (contingent or otherwise) of, or payments by the Company in excess of, $100,000, or (ii) provisions restricting or adversely affecting the conduct of the Company’s business or operations.

(c) Since September 30, 2003 the Company has not (i) declared or paid any dividends or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) incurred any indebtedness for money borrowed or any other liabilities individually in excess of $100,000 or, in the case of indebtedness and/or liabilities individually less than $100,000, in excess of $250,000 in the aggregate, (iii) made any loans or advances to any person, other than ordinary advances for travel expenses, or (iv) sold, exchanged or otherwise disposed of any of its assets or rights, other than the sale of its inventory in the ordinary course of business.

(d) For the purposes of subsections (b) and (c) above, all indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same person or entity (including persons or entities the Company has reason to believe are affiliated therewith) shall be aggregated for the purpose of meeting the individual minimum dollar amounts of such subsections.

(e) The Company is not a party to and is not bound by any contract, agreement or instrument, or subject to any restriction under its Articles of Incorporation or its Bylaws that adversely affects its business as now conducted or as proposed to be conducted, its properties or its financial condition.

2.17 Tax Returns and Audits. The Company has accurately prepared all United States income tax returns and all state and municipal tax returns required to be filed by it, if any, has paid all taxes, assessments, fees and charges when and as due under such returns and has made adequate provision for the payment of all other taxes, assessments, fees and charges shown on such returns or on assessments received by the Company, where, if not paid or filed or prepared correctly, would not have a material adverse effect on the Company. To the best of the Company’s knowledge, no deficiency assessment or proposed adjustment of the Company’s United States income tax or state or municipal taxes is pending.

2.18 Shareholder Agreements. There are no agreements, other than agreements referred to in the SEC Reports between the Company and any of the Company’s shareholders, or to the best knowledge of the Company, among any of the Company’s shareholders, which in any way affect any shareholder’s ability or right freely to alienate or vote such shares (except restrictions designed to provide compliance with securities laws).

2.19 Brokers or Finders. The Company has not agreed to incur, directly or indirectly, any liability for brokerage or finders’ fees, agents’ commissions or other similar charges in connection with this Agreement or any of the transactions contemplated hereby.

2.20 Absence of Certain Changes. Since September 30, 2003, except as specifically disclosed in the SEC Reports filed on or prior to the date of this Agreement, neither the Company nor any of its subsidiaries has entered into any transaction, or conducted its business or operations, other than in the ordinary course of business consistent with past practice. Since September 30, 2003 except as specifically disclosed in the SEC Reports filed on or prior to the date of this Agreement there has not been any material adverse change in the business, assets, liabilities, results of operations, properties, financial or operating condition or prospects of the Company and its subsidiaries, taken as a whole, nor has there been any material adverse change in the ability of the Company to perform its obligations under this Agreement or consummate the transactions contemplated hereby.

2.21 Insurance. The Company maintains insurance of the type and in the amount reasonably adequate for its business, covering such risks customarily insured against by similarly situated companies, all of which insurance is in full force and effect.

3.0 Representations and Warranties of the Investor.

Investor hereby represents and warrants that:

3.1 Experience. Investor is experienced in evaluating companies such as the Company, is able to fend for itself in transactions such as the one contemplated by this Agreement, has such knowledge and experience in financial and business matters that such Investor is capable of evaluating the merits and risks of Investor’s prospective investment in the Company, and has the ability to bear the economic risks of the investment.

3.2 Investment. Investor is acquiring the Shares for investment for such Investor’s own account and not with the view to, or for resale in connection with, any distribution thereof. Such Investor understands that the Shares have not been registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent as expressed herein. Such Investor further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to any third person with respect to any of the Shares. Such Investor understands and acknowledges that the offering of the Shares pursuant to this Agreement will not be registered under the Securities Act on the ground that the sale provided for in this Agreement and the issuance of securities hereunder is exempt from the registration requirements of the Securities Act.

3.3 Transfer. Investor covenants that, in the absence of an effective registration statement covering the Shares, Investor will sell, transfer, or otherwise dispose of the Shares only in a manner consistent with Investor’s representations and covenants set forth in this Section 3. In connection therewith, Investor acknowledges that the Company will make a notation on its stock books regarding the restrictions on transfers set forth in this Section 3 and will transfer securities on the books of the Company only to the extent not inconsistent therewith.

3.5 Access to Data. Investor has received and reviewed information about the Company and has had an opportunity to discuss the Company’s business, management and financial affairs with its management and to review the Company’s facilities. Investor understands that such discussions, as well as any written information issued by the Company, were intended to describe the aspects of the Company’s business and prospects which the Company believes to be material, but were not necessarily a thorough or exhaustive description. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2 of this Agreement or the right of the Investor to rely thereon.

3.6 Authorization. This Agreement when executed and delivered by Investor will constitute a valid and legally binding obligation of the Investor, enforceable in accordance with its terms, subject to: (i) judicial principles respecting election of remedies or limiting the availability of specific performance, injunctive relief, and other equitable remedies; (ii) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect generally relating to or affecting creditors’ rights; and (iii) limitations on the enforceability of the indemnification provisions herein.

3.7 Accredited Investor. Investor acknowledges that it is an “accredited investor” as defined in Rule 501 of Regulation D as promulgated by the Securities and Exchange Commission under the Securities Act and shall submit to the Company such further assurances of such status as may be reasonably requested by the Company. For state securities law purposes, the principal address of the Investor is that set forth below.

4.0 Conditions of Investor’s Obligations at Each Closing.

The obligations of Investor under Section 1 of this Agreement are subject to the fulfillment on or before each Closing of each of the following conditions, the waiver of which shall not be effective against any Investor who does not consent in writing thereto:

4.1 Representations and Warranties. The representations and warranties of the Company contained in Section 2 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of each such Closing.

4.2 Performance. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before each Closing.

4.3 Compliance Certificate. The Company shall deliver to Investor at the Closing a certificate stating that the conditions specified in Sections 4.1 and 4.2 have been fulfilled and stating that there shall have been no material adverse change in the business, affairs, prospects, operations, properties, assets or condition of the Company since the date of this Agreement.

4.4 Blue Sky. The Company shall have obtained all necessary permits and qualifications, if any, or secured an exemption therefrom, required by any state or country prior to the offer and sale of the Shares.

4.5 Opinion of Company Counsel. Investor shall have received from counsel for the Company, an opinion, dated as of each Closing, reasonably satisfactory to the Investor and its counsel.

5.0 Conditions of the Company’s Obligations at Each Closing.

The obligations of the Company to Investor under this Agreement are subject to the fulfillment on or before each Closing of each of the following conditions by the Investor:

5.1 Representations and Warranties. The representations and warranties of the Investor contained in Section 3 shall be true on and as of each Closing with the same effect as though such representations and warranties had been made on and as of the said Closing.

5.2 Payment of Purchase Price. The Investor shall have delivered the purchase price specified in Section 1 against delivery of the Shares set forth in Section 1 for said Closing.

5.3 Blue Sky. The Company shall have obtained all necessary permits and qualifications, if any, or secured an exemption therefrom, required by any state or country for the offer and sale of the Shares.

5.4 Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at each Closing herein, and all documents and instruments incident to these transactions, shall be reasonably satisfactory in substance to the Company and its counsel.

6. Miscellaneous.

6.1 Governing Law. This Agreement shall be governed in all respects by the laws of the State of Florida, without regard to any provisions thereof relating to conflicts of laws among different jurisdictions.

6.2 Survival. The representations, warranties, covenants and agreements made herein shall survive any investigation made by Investor and the closing of the transactions contemplated hereby for a period of three (3) years, whereupon they shall cease and be of no further force and effect. All statements as to factual matters contained in any certificate or exhibit delivered by or on behalf of the Company pursuant hereto shall be deemed to be the representations and warranties of the Company hereunder as of such date of such certificate or exhibit.

6.3 Successors and Assigns. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto; provided, however, that the rights of Investor to purchase Shares shall not be assignable without the consent of the Company.

6.4 Entire Agreement; Amendment. This Agreement documents referred to herein constitutes the final, complete, and exclusive statement of the terms of the agreement between the parties pertaining to the subject matter of this Agreement and supersedes all prior and contemporaneous understandings or agreements of the parties. This Agreement may not be contradicted by evidence of any prior or contemporaneous statements or agreements. No party has been induced to enter into this Agreement by, nor is any party relying on, any representation, understanding, agreement, commitment or warranty outside those expressly set forth in this Agreement. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

6.5 Notices, Etc. Any notices required or permitted to be given hereunder shall be given in writing and shall be delivered (a) in person, (b) by certified mail, postage prepaid, return receipt requested, (c) by facsimile, or (d) by a commercial overnight courier that guarantees next day delivery and provides a receipt, and such notices shall be addressed as follows:

if to Investor, to:	Wayne Anderson, Managing Member
Around the Clock Trading and Capital Management, LLC
721 First Avenue North
Suite 106
St. Petersburg, FL 33713

Fax: 775-256-7235

if to the Company, to:	President
American Access Technologies, Inc.
6670 Spring Lake Road
Keystone Heights, FL 32656

Fax: 352-473-6572

or to such other address as either party may from time to time specify in writing to the other party. Any notice shall be effective only upon delivery, which for any notice given by facsimile shall mean notice which has been received by the party to whom it is sent as evidenced by confirmation slip.

6.6 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any holder of any Shares upon any breach or default of the Company under this Agreement shall impair any such right, power or remedy of such holder, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any holder of any breach or default under this Agreement, or any waiver on the part of any holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing or as provided in this Agreement. All remedies, either under this Agreement or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

6.7 Certificate Legend. The Shares which are the subject of this Agreement, and any replacement shares, shall contain a legend substantially as follows: “The shares evidenced by this certificate are subject to the restrictions on transfer contained in the Agreement dated as of December 2, 2003 between the issuer and the stockholder, as the same may be amended, supplemented or otherwise modified from time to time, and these shares may not be transferred except in compliance therewith.”

6.8 Expenses. Except as otherwise set forth herein, Company and Investor shall bear their own expenses incurred on its behalf with respect to this Agreement and the transactions contemplated hereby.

6.9 Finder’s Fee. The Company and the Investors shall each indemnify and hold the other harmless from any liability for any commission or compensation in the nature of a finder’s fee (including the costs, expenses and legal fees of defending against such liability) for which the Company or the Investor, or any of their respective partners, employees, or representatives, as the case may be, is responsible.

6.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

6.11 Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party. Facsimile Signatures

6.12 Facsimile Signatures. This Agreement may be executed by fax. Any signature page delivered by a fax machine or facsimile copy machine shall be binding to the same extent as an original signature page, with regard to any agreement subject to the terms hereof or any amendment thereto. Any party who delivers such a signature page agrees to later deliver an original counterpart to any party which requires it.

6.13 Representation on Authority of Signatories. Each person signing this Agreement represents and warrants that he or she is duly authorized and has legal capacity to execute and deliver this Agreement.

7.0 Registration of the Shares; Compliance with the Securities Act.

7.1 Registration Procedures and Expenses. The Company shall:

(a) subject to receipt of necessary information from the Investor, as promptly as practicable, but in no event later than thirty days after the date of the Initial Closing, file with the Commission the Registration Statement, which shall be on Form S-3 (except if the Company is not then eligible to register for resale, in which case such registration shall be on another appropriate form), relating to the sale of the Shares by the Investor from time to time on the Nasdaq Stock Market or the facilities of any securities market of which the Common Stock is then traded or in privately-negotiated transactions;

(b) use its reasonable efforts, subject to receipt of necessary information from the Investor, to cause the Commission to notify the Company of the Commission’s willingness to declare the Registration Statement effective as soon as practicable after the Registration Statement is filed by the Company;

(c) promptly prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective until the earlier of (i) two years after the effective date of the Registration Statement; (ii) the date on which the Shares may be resold by the Investor without registration by reason of Rule 144(k) under the Securities Act or any other rule of similar effect; or (iii) such time as all Shares purchased by Investor under this Agreement have been sold.

(d) furnish to the Investor with respect to the Shares registered under the Registration Statement (and to each underwriter, if any, of such Shares) such number of copies of prospectuses and such other documents as the Investor may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Shares by the Investor;

(e) file documents required of the Company for normal blue sky clearance in up to two states specified in writing by the Investor; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

(f) notify the Investor on the day that the Registration Statement is declared effective;

(g) notify the Investor, at the time when a prospectus relating to the Shares is required to be delivered under the Securities Act, on the day of the happening of any event as a result of which the prospectus included in the Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements in the prospectus not misleading; and, at the request of any Investor, prepare a supplement or amendment to the prospectus so that, when delivered to a purchaser of the Shares, the prospectus, as supplemented or amended, does not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements in the prospectus not misleading, and notify the Investor on the day of the filing of such supplement or amendment;

(h) cause all such Shares to be listed on the Nasdaq Stock Market or listed on any other market on which the Company’s shares of common stock are traded;

(i) make available for inspection by Investor, any underwriter participating in any disposition pursuant to the Registration Statement and any attorney, account or other agent retained by any Investor or any such underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, employees and independent accountants to supply all information reasonably requested by any Investor or any such underwriter, attorney, accountant or agent in connection with the Registration Statement;

(j) in the event of the issuance of any stop order suspending the effectiveness of the Registration Statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any securities included in the Registration Statement for sale in any jurisdiction, notify Investor on the day of such issuance, use its best efforts promptly to obtain the withdrawal of such order, and notify Investor on the day of such withdrawal; and

(k) bear all expenses in connection with the procedures in paragraphs (a) through (j) of this Section 7.1 and the registration of the Shares pursuant to the Registration Statement, other than fees and expenses, if any, of counsel or other advisers to the Investor or underwriting discounts, brokerage fees and commissions incurred by the Investor, if any.

7.2 Transfer of Shares After Registration; Regulation M. The Investor agrees that it will not effect any disposition of the Shares or its right to purchase the Shares that would constitute a sale within the meaning of the Securities Act, except as permitted under the Securities Act and the Rules and Regulations promulgated thereunder, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Investor or its plan of distribution. Investor has been advised of the requirements of Regulation M under the Exchange Act which may limit the timing of purchase and sales of the Company’s securities during a distribution pursuant the the Registration Statement.

7.3 Indemnification. For the purpose of this Section 7.3:

(i) the term “Investor/Affiliate” shall mean any affiliates of the Investor and any person who controls the Investor or any affiliate of the Investor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and any underwriter for Investor; and

(ii) the term “Registration Statement” shall include any final prospectus, exhibit, supplement or amendment included in or relating to, and any document incorporated by reference in, the Registration Statement referred to in Section 7.1.

(a) The Company agrees to indemnify and hold harmless the Investor and Investor/Affiliate, against any losses, claims, damages, liabilities or expenses, joint or several, to which Investor or such Investor/Affiliates may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any claims or litigation, if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, including the prospectus, financial statements and schedules, and all other documents filed as a part thereof, as amended at the time of effectiveness of the Registration Statement, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A, or pursuant to Rule 434, of the Rules and Regulations, or the prospectus, in the form first filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations, or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required (the “Prospectus”), or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in the Registration Statement or any amendment or supplement thereto not misleading or in the Prospectus or any amendment or supplement thereto not misleading in the light of the circumstances under which they were made, or arise out of or are based in whole or in part on any inaccuracy in the representations and warranties of the Company contained in this Agreement, or any failure of the Company to perform its obligations hereunder or under law, and will reimburse Investor and each such Investor/Affiliate for any legal and other expenses as such expenses are reasonably incurred by such Investor or such Investor/Affiliate in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Investor expressly for use therein, or (ii) the failure of such Investor to comply with the covenants and agreements contained in Sections 3.3 or 7.2 hereof respecting the sale of the Shares, or (iii) the inaccuracy of any representations made by such Investor herein or (iv) any statement or omission in any Prospectus or any amendment or supplement thereto that is corrected in any subsequent Prospectus or any amendment or supplement thereto that was delivered to the Investor prior to the pertinent sale or sales by the Investor.

(b) Investor will indemnify and hold harmless the Company, each of the Company’s directors, each of the Company’s officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages, liabilities or expenses to which the Company, each of its directors, each of its officers who signed the Registration Statement, or any of their respective controlling persons may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any claim or litigation, if such settlement is effected with the written consent of such Investor) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any failure to comply with the covenants and agreements contained in Sections 3.3 or 7.2 hereof respecting the sale of the Shares or (ii) the inaccuracy of any representation made by such Investor herein or (iii) any untrue or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements in the Registration Statement or any amendment or supplement thereto not misleading or in the Prospectus or any amendment or supplement thereto not misleading in the light of the circumstances under which they were made, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company or approved by the Investor expressly for use therein, and will reimburse the Company and each of the Company’s directors, each of its officers who signed the Registration Statement or controlling person for any legal and other expense reasonably incurred by the Company, each of the Company’s directors, each of its officers who signed the Registration Statement or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the liability of Investor hereunder shall not exceed the net proceeds recognized by such Investor upon the sale of the Shares.

(c) The selling stockholder listed in the Registration Statement or Prospectus will severally indemnify and hold harmless Investor, Investor/Affiliate, the Company, each of its directors and each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages, liabilities or expenses to which the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including the settlement of any claim or litigation, if such settlement is effected with the written consent of such Selling Stockholder) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of, or are based upon (i) any failure to comply with the covenants and agreements of such Selling Stockholder contained in the Agreements or (ii) the inaccuracy of any representation made by such Selling Stockholder in the Agreements or (iii) any untrue or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements in the Registration Statement or any amendment or supplement thereto not misleading or in the Prospectus or any amendment or supplement thereto not misleading in the light of the circumstances under which they were made, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder expressly for use therein.

(d) Promptly after receipt by an indemnified party under this Section 7.3 of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 7.3 promptly notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise than under the indemnity agreement contained in this Section 7.3 or to the extent it is not prejudiced as a result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and, based upon the advice of such indemnified party’s counsel, the indemnified party shall have reasonably concluded that there may be a conflict of interest between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 7.3 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, representing the indemnified parties who are parties to such action, plus local counsel, if appropriate) or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party.

(e) If the indemnification provided for in this Section 7.3 is required by its terms but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party under paragraphs (a), (b) or (c) of this Section 7.3 in respect to any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to herein in such proportion as is appropriate to reflect the relative benefits received by the Company, the Selling Stockholder and the Investor from the placement of the Common Stock contemplated by this Agreement and the relative fault of the Company, the Selling Stockholder and the Investor in connection with the statements or omissions or inaccuracies in the representations and warranties in this Agreement that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholder, respectively, on the one hand and Investor on the other shall be deemed to be in the same proportion as the amount paid by such Investor to the Company and the Selling Stockholder, respectively, pursuant to this Agreement for the Shares purchased by such Investor that were sold pursuant to the Registration Statement bears to the difference (the “Difference”) between the amount such Investor paid for the Shares that were sold pursuant to the Registration Statement and the amount received by such Investor from such sale. The relative fault of the Company and the Selling Stockholder, respectively, on the one hand and Investor on the other shall be determined by reference to, among other things, whether the untrue or alleged statement of a material fact or the omission or alleged omission to state a material fact or the inaccurate or the alleged inaccurate representation and/or warranty relates to information supplied by the Company, by the Selling Stockholder or by such Investor and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in paragraph (d) of this Section 7.3, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in paragraph (d) of this Section 7.3 with respect to the notice of the threat or commencement of any action shall apply if a claim for contribution is to be made under this paragraph (e); provided, however, that no additional notice shall be required with respect to any threat or action for which notice has been given under paragraph (d) for purposes of indemnification. The Company, the Selling Stockholder and Investor agree that it would not be just and equitable if contribution pursuant to this Section 7.3 were determined solely by pro rata allocation (even if the Investor were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. Notwithstanding the provisions of this Section 7.3, no Investor shall be required to contribute any amount in excess of the amount by which the Difference exceeds the amount of any damages that such Investor has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this Section 7.3, the Selling Stockholder shall not be required to contribute any amount in excess of the gross proceeds received by the Selling Stockholder for the sales of Selling Stockholder Shares under the Agreements. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

7.4 Termination of Conditions and Obligations. The conditions precedent imposed by Section 6 or this Section 7 upon the transferability of the Shares shall cease and terminate as to any particular number of the Shares upon the passage of two years from the effective date of the Registration Statement covering such Shares or at such time as an opinion of counsel satisfactory in form and substance to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

7.5 Information Available. So long as the Registration Statement is effective covering the resale of Shares owned by the Investor, the Company will furnish or make available to the Investor:

(a) as soon as practicable after available one copy of (i) its Annual Report to Stockholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles by a national firm of certified public accountants), (ii) if not included in substance in the Annual Report to Stockholders, upon the request of the Investor, its Annual Report on Form 10-K, (iii) upon the request of the Investor, its Quarterly Reports on Form 10-Q, (iv) upon the request of the Investor, its Current Reports on Form 8-K, and (v) a full copy of the particular Registration Statement covering the Shares (the foregoing, in each case, excluding exhibits);

(b) upon the request of the Investor, all exhibits excluded by the parenthetical to subparagraph (a)(v) of this Section 7.5; and

(c) upon the request of the Investor, a reasonable number of copies of the prospectuses to supply to any other party requiring such prospectuses; and the Company, upon the reasonable request of the Investor, will meet with the Investor or a representative thereof at the Company’s headquarters to discuss information relevant for disclosure in the Registration Statement covering the Shares and will otherwise cooperate with any Investor conducting an investigation for the purpose of reducing or eliminating such Investor’s exposure to liability under the Securities Act, including the reasonable production of information at the Company’s headquarters, subject to appropriate confidentiality limitations.

IN WITNESS WHEREOF, the parties have duly and validly executed this Agreement as of the date first above written.

AMERICAN ACCESS TECHNOLOGIES, INC.

By:	s/John Presley
John Presley
President

AROUND THE CLOCK PARTNERS, LP

By:	Around the Clock Trading and Capital Management, LLC, General Partner

By:	s/Wayne Anderson
Wayne Anderson
Managing Member